LETTER OF TRANSMITTAL
                          TO TENDER DEPOSITARY SHARES
                               EACH REPRESENTING
                      A ONE-FOURTH INTEREST IN A SHARE OF
                   8.40% SERIES C CUMULATIVE PREFERRED STOCK,
                           PAR VALUE $1.00 PER SHARE
                                       OF
                              BOWATER INCORPORATED
                       PURSUANT TO ITS OFFER TO PURCHASE
                             DATED OCTOBER 16, 1995
     THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
       EASTERN TIME, ON NOVEMBER 15, 1995, UNLESS THE OFFER IS EXTENDED.
                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

                                           BY FACSIMILE TRANSMISSION
              BY MAIL:                 (FOR ELIGIBLE INSTITUTIONS ONLY):       BY HAND OR OVERNIGHT COURIER:
    Tender & Exchange Department                 (212) 815-6213                 Tender & Exchange Department
           P.O. Box 11248                    CONFIRM BY TELEPHONE:                   101 Barclay Street
       Church Street Station                     (800) 507-9357                  Receive and Deliver Window
   New York, New York 10286-1248                                                  New York, New York 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
     Capitalized terms used but not defined herein shall have the same meaning given them in the Offer to Purchase (as defined below).
     This Letter of Transmittal can be used only if (a) depositary receipts for Depositary Shares (as defined below) are to be delivered with it or (b) Depositary Shares are being delivered concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (collectively, the "Depository Institutions") as set forth in Section 5 of the Offer to Purchase (as defined below).
     Holders of Depositary Shares who cannot deliver the depositary receipts for their Depositary Shares to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary on or prior to the Expiration Date, in any case, must tender their Depositary Shares pursuant to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase. See Instruction 2.
     The name(s) and address(es) of the registered holder(s) should be printed below, if they are not already printed below, exactly as they appear on the depositary receipt(s) representing the Depositary Shares tendered herewith. The depositary receipt(s) and the number of Depositary Shares that the registered holder(s) wish(es) to tender should be indicated in the appropriate boxes below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

                                  DESCRIPTION OF DEPOSITARY SHARES TENDERED
   IF BLANK, PLEASE PRINT NAME AND                 DEPOSITARY SHARES TENDERED
      ADDRESS OF REGISTERED HOLDER.          (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                                       NUMBER OF DEPOSITARY
                                                     DEPOSITARY RECEIPT      SHARES REPRESENTED BY        NUMBER OF
                                                         NUMBER(S)*           DEPOSITARY RECEIPT*     DEPOSITARY SHARES**
                                                   TOTAL AMOUNT
                                                   TENDERED:

 * Need not be completed by holders delivering Depositary Shares by book-entry transfer.
 ** All Depositary Shares represented by any depositary receipts delivered to the Depositary shall be deemed tendered unless otherwise indicated in this Column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)
( ) CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE DEPOSITORY INSTITUTIONS AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution
     Check Box of Depository Institution:
( )    The Depository Trust Company
( )    Midwest Securities Trust Company
( )    Philadelphia Depository Trust Company
         Transaction Code Number
( ) CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
     Window Ticket Number (if any)
     Date of Execution of Notice of Guaranteed Delivery
     Name of Institution that Guaranteed Delivery
       If Delivery is by Book-Entry Transfer:
            Name of Tendering Institution
            DTC Account Number
            Transaction Code Number
     Check Box of Depository Institution:
( )    The Depository Trust Company
( )    Midwest Securities Trust Company
( )    Philadelphia Depository Trust Company

LADIES AND GENTLEMEN:
     The undersigned hereby tenders to Bowater Incorporated, a Delaware corporation (the "Company"), the above-described Depositary Shares (the "Depositary Shares"), each representing a one-fourth interest in a share of its 8.40% Series

C Cumulative Preferred Stock, par value $1.00 per share, liquidation preference $100 per share, pursuant to the Company's offer to purchase any and all Depositary Shares at a price of $27.875 per Depositary Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 16, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").
     Subject to and effective upon acceptance for payment of the Depositary Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Depositary Shares that are being tendered hereby, or orders the registration of such Depositary Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:
          (a) deliver depositary receipts for such Depositary Shares, or transfer ownership of such Depositary Shares on the account books maintained by any of the Depository Institutions, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Depositary Shares;
          (b) present depositary receipts for such Depositary Shares for cancellation and transfer on the books of the Company; and
          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Offer.
     The undersigned hereby represents and warrants that:
          (a) the undersigned has full power and authority to tender, sell, assign and transfer the Depositary Shares tendered hereby;
          (b) when and to the extent the Company accepts the Depositary Shares for purchase, the Company will acquire good, marketable and unencumbered title to the Depositary Shares, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Depositary Shares tendered hereby; and
          (d) the undersigned has read and agrees to all the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Depositary Shares tendered herewith.
     The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described in Section 5 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.
     All authority herein conferred, or agreed to be conferred, shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.
     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the Purchase Price and/or return or issue the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment or for which payment is not made, in the name(s) of the registered holder(s) appearing under "Description of Depositary Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the Purchase Price and/or the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment or for which payment is not made (and accompanying documents, as appropriate), to the address of the registered holder(s) appearing under "Description of Depositary Shares Tendered". In the event that both the "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the Purchase Price and/or issue or return the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment or for which payment is not made, in the name(s) of, and deliver said check and/or depositary receipt(s) to, the person or persons so named. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Depositary Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment or make payment for any of the Depositary Shares so tendered.
                          SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 7, 10 AND 11)
      To be completed ONLY if the check for the aggregate Purchase Price of
 Depositary Shares purchased and/or depositary receipts for Depositary Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
 Issue check and/or depositary receipt(s) to:
 Name
                                 (PLEASE PRINT)
 Address

                               (INCLUDE ZIP CODE)

                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)


                          SPECIAL DELIVERY INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 5, 6 AND 7)
      To be completed ONLY if depositary receipt(s) for Depositary Shares not tendered or not purchased and/or the check for the purchase price of Depositary Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.
 Mail check and/or depositary receipt(s) to:
 Name
                                 (PLEASE PRINT)
 Address

                               (INCLUDE ZIP CODE)

                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                              HOLDER(S) SIGN HERE
                         (See Instructions 2, 5 and 6)
                  (Please Complete Substitute Form W-9 Below)
      (Note: Signature(s) must be guaranteed if required by Instruction 2)
      Must be signed by registered holder(s) exactly as name(s) appear(s) on depositary receipts or on a security position listing or by person(s) authorized to become registered holder(s) by depositary receipts and documents transmitted with this Letter of Transmittal. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

                          (SIGNATURE(S) OF HOLDER(S))
 Date                                                                    , 1995
 Name(s)
                                 (PLEASE PRINT)
 Area Code(s) and Telephone Number(s)
 (Tax Identification or Social Security Number(s))
                           Guarantee of Signature(s)
                           (See Instructions 2 and 5)
 Authorized Signature
 Name
                                 (PLEASE PRINT)
 Date                                                                    , 1995
 Capacity or Title
 Name of Firm
 Address
                               (INCLUDE ZIP CODE)
 Area Code and Telephone Number
                               SOLICITED TENDERS
                              (SEE INSTRUCTION 9)
      The Company will pay to any Soliciting Dealer, as defined in Instruction 9, a solicitation fee of $0.375 per Depositary Share, or for any transaction equal to or exceeding 20,000 Depositary Shares, $0.25 per Depositary Share, for any Depositary Shares tendered, accepted for payment and paid for pursuant to the Offer.
      The undersigned represents that the Soliciting Dealer that solicited and obtained this tender is:
 Name of Firm:
                                      (Please Print)
 Name of Individual Broker or Financial Consultant:
 Identification Number (if known):
 Address:

                               (Include Zip Code)
      The following to be completed ONLY if customer's Depositary Shares held in nominee name are tendered.

                                                                                                    NUMBER OF DEPOSITARY
 BENEFICIAL OWNERS                                                                                  SHARES TENDERED
 (Attach additional list if necessary)
 Beneficial Owner No. 1..........................................................................

 Beneficial Owner No. 2..........................................................................
 Beneficial Owner No. 3..........................................................................

      The acceptance of compensation by any Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.
      The payment of compensation to any Soliciting Dealer is dependent on the Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.
      SOLICITING DEALERS SEEKING PAYMENT OF A FEE FOR DEPOSITARY SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER MUST COMPLETE THE CERTIFICATION BELOW.
                 CERTIFICATION BY TENDERING SOLICITING DEALERS
                              (See Instruction 9)
      The undersigned Soliciting Dealer hereby certifies that the Depositary Shares tendered hereby were acquired by the Soliciting Dealer (x) after the announcement of the Offer, (y) at a price not in excess of the Purchase Price (as defined in the Offer to Purchase), and (z) from a holder solicited by the Soliciting Dealer. For purposes of clause (z), "solicited" shall mean direct contact (other than the mailing of the tender offer materials) with the holder relating to the tender of Depositary Shares beneficially owned by the holder that resulted in the purchase by the Soliciting Dealer of the Depositary Shares.

 Name of Soliciting Dealer
 By
     Name
     Title:

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an "Eligible Institution" (as defined in the Offer to Purchase). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Depositary Shares (which term, for purposes of this document, shall include any participant in one of the Depository Institutions whose name appears on a security position listing as the owner of Depositary Shares) tendered herewith and such holder(s) have not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Depositary Shares are tendered for the account of an Eligible Institution. See Instruction 5.
     2. DELIVERY OF THE LETTER OF TRANSMITTAL AND DEPOSITARY SHARES. This Letter of Transmittal is to be used only if (a) depositary receipts for Depositary Shares are to be forwarded herewith or (b) delivery of Depositary Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 5 of the Offer to Purchase. Depositary receipts for all physically delivered Depositary Shares or a confirmation of a book-entry transfer of all Depositary Shares delivered electronically into the Depositary's account at one of the Depository Institutions, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to one of the Depository Institutions does not constitute delivery to the Depositary.
     Holders of Depositary Shares who cannot deliver the depositary receipts for the Depositary Shares to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary on or prior to the Expiration Date, in any case, must tender their Depositary Shares pursuant to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase. Pursuant to such procedure: (a) the tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received (by hand, mail or facsimile transmission) by the Depositary on or prior to the Expiration Date, and (c) the depositary receipts for all tendered Depositary Shares, in proper form for transfer (or a confirmation of a book-entry transfer of such Depositary Shares into the Depositary's account at one of the Depository Institutions), together with a properly completed and duly executed Letter of Transmittal and any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 5 of the Offer to Purchase.
     THE METHOD OF DELIVERY OF DEPOSITARY SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDER OF DEPOSITARY SHARES. IF DELIVERY IS MADE BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.
     No alternative, conditional, or contingent tenders will be accepted, and no fractional Depositary Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), each tendering holder of Depositary Shares waives any right to receive any notice of the acceptance of such holder's tender.
     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Depositary Shares Tendered" is inadequate, the depositary receipt number(s) and/or the number of Depositary Shares and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.
     4. PARTIAL TENDERS AND UNPURCHASED DEPOSITARY SHARES. Partial tenders are not applicable to holders who deliver Depositary Shares by book-entry transfer. If fewer than all the Depositary Shares represented by any depositary receipt delivered to the Depositary are to be tendered, fill in the number of Depositary Shares that are to be tendered in the box entitled "Number of Depositary Shares Tendered." If such Depositary Shares are purchased, a new depositary receipt for the remainder of the Depositary Shares represented by the old depositary receipt will be sent to and in the name of the registered holder(s) (unless otherwise provided by such holder(s) having completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal) promptly following the expiration of the Offer. All Depositary Shares represented by the depositary receipt(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered herewith, the signature(s) must correspond with name(s) as written on the face of the depositary receipt without any change whatsoever.

     If any of the Depositary Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.
     If any of the Depositary Shares tendered herewith are registered in different names on different depositary receipts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of depositary receipts.
     If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered herewith, no endorsements of depositary receipts or separate stock powers are required unless payment is to be made, and/or the depositary receipts for Depositary Shares not tendered or not purchased are to be issued, in the name(s) of any person(s) other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered herewith, however, the depositary receipts must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the depositary receipts for such Depositary Shares. Signature(s) on any such depositary receipts or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.
     If this Letter of Transmittal or any depositary receipt or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.
     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the transfer and sale of Depositary Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if depositary receipts for Depositary Shares not tendered or accepted for purchase are to be registered in the name of any person other than the registered holder, or if tendered depositary receipts are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Depositary Shares purchased is to be issued to, or any Depositary Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any depositary receipts for Depositary Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Description of Depositary Shares Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.
     8. LOST, STOLEN OR DESTROYED DEPOSITARY RECEIPTS. Any holder of Depositary Shares whose depositary receipts have been lost, stolen or destroyed should contact either the Depositary or the Information Agent at their respective addresses shown on this Letter of Transmittal for special instructions.
     9. SOLICITED TENDERS. The Company will pay to a Soliciting Dealer (as defined herein) a solicitation fee of $0.375 per Depositary Share, or for any transaction equal to or exceeding 20,000 Depositary Shares, $0.25 per Depositary Share, for any Depositary Shares tendered, accepted for payment and paid for pursuant to the Offer. For purposes of this Instruction 9, "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Depositary Shares registered in the name of the Soliciting Dealer unless (i) the Depositary Shares are held by the Soliciting Dealer as nominee and the Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers) or (ii) the Depositary Shares are being tendered for the benefit of the Soliciting Dealer and the Soliciting Dealer certifies on the Letter of Transmittal or on the Notice of Solicited Tenders that such Depositary Shares were acquired by the Soliciting Dealer (x) after the announcement of the Offer,
(y) at a price not in excess of the Purchase Price, and (z) from a holder solicited by the Soliciting Dealer. For purposes of clause (z), "solicited" shall mean direct contact (other than the mailing of the tender offer materials) with the holder relating to the tender of Depositary Shares beneficially owned by the holder that resulted in the purchase by the Soliciting Dealer of such Depositary Shares. No fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares by a holder unless the Letter of Transmittal accompanying the tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders" or the Notice of Solicited Tenders accompanying the tender designates such Soliciting Dealer. No fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated the Soliciting Dealer. No fee shall be payable to a Soliciting Dealer unless the Soliciting Dealer returns a Notice of Solicited Tenders to the Depositary within 3 business days after the Expiration Date. No fee shall be payable to a Soliciting Dealer if the Soliciting Dealer is required for any reason to transfer the amount of the fee to a depositing holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.
     10. FEDERAL INCOME TAX WITHHOLDING. Except as provided below under "Important Tax Information," each tendering holder of Depositary Shares is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering holder of Depositary Shares to a penalty and 31% Federal backup withholding tax may be imposed on the payments made to the holder or other payee with respect to Depositary Shares purchased pursuant to the Offer. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."
     11. WITHHOLDING ON FOREIGN HOLDERS OF DEPOSITARY SHARES. The Depositary will withhold Federal income tax equal to 30% of the gross payments payable to a foreign holder of Depositary Shares unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign holder of Depositary Shares is any holder that is not
(i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) any estate or trust the income of which is subject to United States Federal income taxation regardless of the source of such income. The Depositary will determine a holder's status as a foreign holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the holder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign holder of Depositary Shares who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such holder may be eligible should consider doing so in order to avoid over-withholding. A foreign holder of Depositary Shares may be eligible to obtain a refund of tax withheld if such holder meets one of the two tests for capital gain or loss treatment described in Section 2 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

     12. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Depositary Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole discretion, to reject any or all tenders it determines not to be in proper form or the acceptance for payment of which may, in the view of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer and any irregularity in the tender of any particular Depositary Shares. No tender of Depositary Shares will be deemed to be properly made until all irregularities have been cured or waived. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent, the Dealer Manager, or any other person is or will be obligated to give notice of any irregularity in tenders, and none of them will incur any liability for failure to give any such notice.
     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below.
     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH DEPOSITARY RECEIPTS FOR DEPOSITARY SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OF DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.
                           IMPORTANT TAX INFORMATION
     Under U.S. Federal income tax law, a holder of Depositary Shares whose tendered Depositary Shares are accepted for payment is required to provide the Depositary with such holder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a penalty. In addition, payments that are made to such holder or other payee with respect to Depositary Shares purchased pursuant to the Offer may be subject to 31% backup withholding.
     Certain holders of Depositary Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign holder to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.
     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the holder of Depositary Shares or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder of Depositary Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Part 2 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.
WHAT NUMBER TO GIVE THE DEPOSITARY
     The holder of Depositary Shares is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Depositary Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the depositary receipts evidencing the Depositary Shares. If the depositary receipts are not registered in the name of the actual owner or are registered in the name of more than one person, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.
                             TO BE COMPLETED BY ALL
                     TENDERING HOLDERS OF DEPOSITARY SHARES

                              (SEE INSTRUCTION 9)
                       PAYER'S NAME: BOWATER INCORPORATED

                                                                                                     TIN
                                                                                               Social Security
                                                                                                  Number or
                                                                                                  Employer
                                 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND      Identification
                                 CERTIFY BY SIGNING AND DATING BELOW.                               Number
 SUBSTITUTE
                                                                                               Part 2
 FORM W-9                                                                                       Awaiting TIN
 Department of the Treasury
 Internal Revenue Service
                                 CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am
 PAYER'S REQUEST FOR             subject to backup withholding as a result of a failure to report all interest
 TAXPAYER                        or dividends, or (iii) the IRS has notified me that I am no longer subject to
 IDENTIFICATION                  backup withholding, and (3) any other information provided on this form is
 NUMBER (TIN)                    true and correct.
 AND CERTIFICATION               SIGNATURE                                                                DATE
                                 You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the
                                 IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Depositary Shares shall be retained until I provide a taxpayer identification number to the Depositary and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.
 Signature                                 Date
                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

                                              BY FACSIMILE
               BY MAIL:                       TRANSMISSION           BY HAND OR OVERNIGHT COURIER:
                                             (FOR ELIGIBLE
     Tender & Exchange Department         INSTITUTIONS ONLY):        Tender & Exchange Department
            P.O. Box 11248                                                101 Barclay Street
         Church Street Station               (212) 815-6213           Receive and Deliver Window
     New York, New York 10286-1248             CONFIRM BY              New York, New York 10286
                                               TELEPHONE:
                                             (800) 507-9357

                                            THE INFORMATION
                                          AGENT FOR THE OFFER
                                                  IS:
                                           MORROW & CO., INC.
                                               909 Third
                                          Avenue -- 20th Floor
                                           New York, New York
                                                 10022
                                             (800) 662-5200
                                                   or
                                             (212) 754-8000
                                             (Call Collect)

                                           THE DEALER MANAGER
                                           FOR THE OFFER IS:
                                          MERRILL LYNCH & CO.
                                            250 Vesey Street
                                           New York, New York
                                                 10281
                                          (212) 236-4565 (Call
                                                Collect)